DoubleLine Funds Trust (the “Trust”)
DoubleLine Multi-Asst Trend Fund (the “Fund”)
Supplement dated January 10, 2025 to the Fund’s Summary Prospectus (the “Summary
Prospectus”), Prospectus (the “Prospectus”) and Statement of Additional Information (the
“SAI”), each dated July 23, 2024
This supplement provides new and additional information beyond that contained in the Summary
Prospectus, Prospectus and SAI and should be read in conjunction with the Summary
Prospectus, Prospectus and SAI.
The Board of Trustees of DoubleLine Funds Trust has approved a plan of liquidation for the Fund. The liquidation of the Fund is expected to take place on or about February 28, 2025 (the “Liquidation Date”). Effective after the close of business on January 24, 2025, the Fund’s shares will no longer be available for purchase by new investors or existing investors (other than qualified plans). Dividend reinvestments (where applicable) will continue until the Liquidation Date.
The proceeds per share to be distributed to each shareholder of record on the Liquidation Date will be the net asset value per share of the relevant class of shares of the Fund less any required tax withholdings, after all expenses and liabilities of the Fund have been paid or otherwise provided for. For U.S. federal income tax purposes, the receipt of liquidation proceeds will generally be treated as a taxable event and may result in a gain or loss. At any time prior to the Liquidation Date, shareholders of the Fund may redeem or, subject to investment minimums and other applicable restrictions on exchanges, exchange their shares of the Fund for shares of the appropriate class of another DoubleLine fund (if available) pursuant to the procedures set forth under “Other Account Policies—Exchange Privilege” in the Prospectus.
In anticipation of the liquidation of the Fund, DoubleLine Alternatives LP, the Fund’s investment adviser, may manage the Fund in a manner intended to facilitate its orderly liquidation and the Fund’s portfolio may be reduced to cash, cash equivalents or other short-term investments on or prior to the Liquidation Date. As a result, during this time, all or a portion of the Fund may not be invested in a manner consistent with the Fund’s stated investment strategies, which may prevent the Fund from achieving its investment objective.
The sale of portfolio holdings will result in the Fund realizing gains or losses, and the proceeds payable to shareholders will generally be subject to federal (and state or local, if applicable) income taxes if the redeemed shares are held in a taxable account and the proceeds exceed your adjusted basis in the shares redeemed. The Fund may also make a distribution of undistributed net income or capital gains prior to the Liquidation Date.
If the redeemed shares are held in a qualified retirement account, your account may not be subject to tax withholdings if you take certain actions. For example, if you hold your shares in an individual retirement account (an “IRA”), you have 60 days from the date you receive your proceeds to reinvest or “roll over” your proceeds into another IRA to maintain their tax-

deferred status and avoid any required tax withholdings. You must notify the Fund’s transfer agent at 877- DLine11 (877-354-6311) prior to the Liquidation Date of your intent to roll over your IRA account to avoid the automatic deduction of tax withholdings from your proceeds. If you do not notify the Fund’s transfer agent of your intent to roll over your IRA account prior to the Liquidation Date, the Internal Revenue Service requires that U.S. federal income tax of 10% be withheld from your account proceeds, and your account may also be subject to state or local required withholdings. You should consult with your tax advisor on the consequences of the redemption to you and any actions you may need to take.
Please contact DoubleLine Funds Trust at 877-DLine11 with any requests for additional information.
INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

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